Exhibit 23.1








             Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 33-93172, 33-91364, 33-93162, 33-93174, 33-93170 and 33-93168) of DIMON Incorporated of
our report dated September 15, 1997 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Charlotte, North Carolina
September 26, 1997
































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                                                        Exhibit 23.2








             Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3
(No. 333-33267) of DIMON Incorporated of our report dated
September 15, 1997 appearing in this Annual Report on Form 10-K.
We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Annual Report on Form 10-K.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Charlotte, North Carolina
September 26, 1997